Form 8-K/A1
First National Entertainment Corp.
May 21, 1996
S E C U R I T I E S  A N D  E X C H A N G E  C O M M I S S I O N

                     Washington, D.C.  20549


                          FORM 8 - K/A1


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


Commission file No.  0-18866             Date of Report: May 7, 1996
                                        (Date of earliest reported event)


               FIRST NATIONAL ENTERTAINMENT CORP.
     (Exact name of small business issuer as specified in its
                            charter)


Colorado                                  93-1004651
(State or other jurisdiction of           (I.R.S. Employer
incorporation or organization)             Identification No.)



    2443 Warrenville Road, Suite 600, Lisle, Illinois  60532
            (Address of principal executive offices)

                         (708) 245-5155
                 (Registrant's telephone number)




   125 South Wacker Drive, Suite 300, Chicago, Illinois  60606
                        (Former Address)




Item 6.  Resignations of  Registrant's Directors


Eugene E. Denari, Jr., resigned as a member of the board of directors and officer of First National Entertainment Corp.
(FNAT), on February 6, 1996, reported in an 8-K filing on February 20, 1996 along with all associated exhibits.

On May 3, 1996, Eugene E. Denari, Jr., revised his resignation agreement with First National Entertainment Corp., and on May 7,
1996, the Company accepted his revised agreement.

Attached is exhibit 1., resignation letter of Eugene E. Denari, fully executed on May 7, 1996.


Exhibits

1    Revised resignation agreement of Eugene E. Denari, Jr.,
dated May 7, 1996.





Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              First National Entertainment Corp.
                              Registrant




May 21, 1996
_______________________________
Date                                 Stephen J. Denari
                                     President






Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              First National Entertainment Corp.
                              Registrant


May 21,  1996                 /s/ Stephen J. Denari
Date                          Signature

                              Stephen J. Denari
                              President



                              Index



Exhibits



1    Revised resignation agreement of Eugene E. Denari, Jr.,
dated May 7, 1996.